Prime Credit Card Master Trust					14-Jun-04
					09:24 AM
Settlement Statement
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Distribution Date:					15-Jun-04

Monthly Period:		May 2004
		02-May-04
		29-May-04

(i) Collections					$393,251,357
Finance Charge					42,764,247
Principal					350,487,110

(ii) Investor Percentage - Principal Collections					29-May-04

	Series 2000-1				24.4%
	A				20.4%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				24.4%
	A				20.4%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				15-Jun-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				15-Jun-04

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-Jun-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$2,881,189.00
	A				$2,420,150.36
	B				230,519.32
	C				230,519.32

	Series 1992-3				$0.00
	A				$0.00
	B				$0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			29-May-04		$2,042,971,098.49
Principal Receivables in Trust					$1,955,981,389.12

(xii) Invested Amount			29-May-04

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					10.622%
Finance Charge Receivables Factor					4.258%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			92.45%	$1,781,548,293
	1-29 days			3.63%	$69,966,200
	30-59 days			1.08%	$20,793,917
	60-89 days			0.69%	$13,303,471
	90-119 days			0.64%	$12,260,741
	120-149 days			0.64%	$12,237,278
	150 days +			0.88%	$16,917,806
	Total			100.00%	$1,927,027,706

	Balance in Principal Funding Account			29-May-04	$0

Last Updated on 6/14/04
By Federated